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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8 - K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


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            February 2, 1998                     Commission File No. 1-6695
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 (Date of Earliest Event Reported)

                         FABRI-CENTERS OF AMERICA, INC.
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             (Exact name of Registrant as specified in its charter)





               Ohio                                    34-0720629
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   (State or other jurisdiction of          (I.R.S. Employer Identification No.)
    incorporation or organization)

          5555 Darrow Road
            Hudson, Ohio                                  44236
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(Address of principal executive offices)                (Zip Code)

             (330) 656 - 2600
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      (Registrant's telephone number)




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Item 5.  Other Events

         On February 2, 1998, the Registrant announced that it had entered into a merger agreement with House of Fabrics, Inc. pursuant to which (i) a wholly-owned subsidiary of the Registrant will commence a cash tender offer (the "Tender") to acquire all of the outstanding shares of House of Fabrics, Inc., and (ii) the Registrant will, following completion of the Tender, consummate a merger in which all shareholders of House of Fabrics, Inc. who do not tender their shares in the Tender will receive the same cash price paid in the Tender. A copy of the Registrant's press release issued in connection with the execution of the merger agreement is attached to this Form 8-K as Exhibit "99.1".

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   FABRI-CENTERS OF AMERICA, INC.


DATE:   February 12, 1998          /s/ Alan Rosskamm
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                                   BY:   Alan Rosskamm
                                         Chairman, President and Chief Executive
                                         Officer


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